INVESTOR DECK February 2024 Exhibit 99.3

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its growth; the Company’s ability to maintain or improve its operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; the current inflationary environment and future potential inflationary and/or deflationary trends; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings, including, without limitation, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

FIND YOUR HEALTHY

WHAT DEFINES SPROUTS And what makes us different Differentiated assortment of innovative, healthy and lifestyle-friendly products Purposeful curation of responsibly and locally sourced products Sprouts Brand: high-quality, attribute-specific private label Farmers market experience open layout with fresh produce at the heart of the store, community feel, treasure hunt for unique products Increasing access to high-quality, better-for-you products Team: friendly & welcoming, helpful, knowledgeable Culture: care, own it, love being different! Fresh supply chain: integrated fresh produce distribution channel

WHY INVEST IN SPROUTS? A Differentiated, Powerful Growth Business Incredible growth opportunity: ~ 35 new stores in 2024, approximately 10% annual unit growth Strong box economics Strong financial returns: low double-digit earnings growth and expansion of ROIC Healthy balance sheet & robust cash flows, with shareholder-friendly capital allocation Innovative & differentiated products with lifestyle-friendly ingredients Leadership team: deeply experienced in retail and consumer space Best in fresh, with best-in-class customer service Sustainability: deep commitment to taking care of our team, community and the planet

SPROUTS’ LONG-TERM STRATEGY Approximately 10% UNIT GROWTH LOW DOUBLE-DIGIT EARNINGS GROWTH EXPANDING ROIC These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” Expect to open approximately 35 new stores in 2024 DELIVER ON FINANCIAL TARGETS INSPIRE & ENGAGE OUR TALENT TO CREATE A BEST PLACE TO WORK REFINE BRAND AND MARKETING APPROACH: Digital-first marketing program focused on customer engagement WIN WITH TARGET CUSTOMERS: Robust omnichannel experience Products steeped in innovation UPDATE FORMAT AND EXPAND IN SELECT MARKETS: Smaller stores focused on higher returns De-risking our growth INCREASINGLY ADVANTAGED SUPPLY CHAIN: Fresher products Increased local offering (1) (2)

SPROUTS’ FOCUS ON INNOVATION & DIFFERENTIATION: ~70% of Products Sold at Sprouts are Attribute-Based >15% Vegan ~30% non-GMO >40% organic ~20% gluten-free >10% non-GMO >15% organic ~15% non-GMO > 50% of Beef sales are grass-fed >20% organic >20% Kosher ~55% gluten-free ~35% organic ~30% vegan ~15% plant-based ~50% organic >25% plant-based >45% gluten-free >20% plant-based >20% vegan ~25% organic ~75% gluten-free >40% vegan

PRODUCE: THE HEART OF THE STORE; Farmers Market Experience Hybrid produce buying model: centralized and regional teams allow us to be flexible and react to the produce markets quickly Meaningful farmer partnerships: delivers new varietals and favorable pricing to our customers through spot buys Increasingly locally sourced fresher produce, through new distribution channels Rescued Organics program: designed to reduce food waste and support famers; launched in all stores in California Produce priced below most in the marketplace

SPROUTS’ STORES ARE FILLED WITH A CURATION OF DIFFERENTIATED BETTER-FOR-YOU PRODUCTS More than 70% of Products Sold in Sprouts are Attribute Driven: Organic, Paleo, Keto, Plant Based, Non-GMO, Gluten Free, Vegan, Dairy-free, Grass Fed, Raw (Includes all produce)

SPROUTS BRAND: DIFFERENTIATED, HIGH QUALITY, ATTRIBUTE-SPECIFIC Sprouts Brand Sales Penetration(1) (1) Sprouts Brand Sales Penetration represents sales of Sprouts Brand products, as a percentage of total company sales.

SPROUTS SHOPPER: Higher Income Consumer who Craves Health & Wellness, High Quality, Lifestyle-friendly Products, & Differentiated Assortment Sprouts’ assortment of unique and attribute-based products continues to be a key driver of customer trips $121K Avg. HHI 49% $100K + 46 Avg. Age 69% College/ Grad 57% Married/ Relationship 2.4 Avg. People in Household Demographics Over Index on Lifestyle Choices 32% committed to buying organic 30% committed to dietary lifestyle (vegan, gluten-free, pesca, etc.) 69% are concerned about the environment 41% review nutrition labels 28% are looking for fair trade / socially responsible 27% are looking to try new things 41% research recipes online 28% listen to podcasts Gen Z & Millennial opportunity Less susceptible to economic downturns Slightly higher educated Serving each family member’s need Typically dual income

CUSTOMER ENGAGEMENT: OMNICHANNEL OFFERING We let the customer choose how to shop IN-STORE: ONLINE: Ecommerce Penetration (2) Majority of ecommerce customers are omnichannel with higher share of wallet (1) Sprouts NPS study, September 2023 (2) Sprouts Ecommerce Penetration represents ecommerce sales as a percentage of total company sales. CSAT Scores are up 230 bps Year over Year NPS scores at +57, with less than 10% detractors (1) Increasing sampling programs Greeting all customers Recommendations to increase basket

2023 CUSTOMER STATISTICS: OPPORTUNITY FOR MORE ENGAGEMENT 19% of transactions linked to a Sprouts account in 2023, representing ~26% of our sales 15.2% Ecommerce sales growth in 2023 Upcoming Loyalty Program: market test in 2024 Identifiable customers come more often and spend more

SMALLER BOX WITH HIGHER RETURNS New store size decreasing from approximately 30K to 23K square feet Format stays true to our Fresh-focused Farmers Market Heritage Prioritize Categories for Growth Potential Continue to Offer all Categories More Productive Store, cost-effective (lower cost to build, and reduced operating cost)

HIGH GROWTH RETAILER Potential for 300+ New Stores in Expansion Markets 2019, 2020, 2021, 2022, 2023 actual unit growth, 2024 outlook, & approximately 10% unit growth thereafter Expansion Markets Existing DCs Future DCs Existing Markets Unit growth (1)

ADVANTAGED FRESH SUPPLY CHAIN Distribution Centers (DCs) within 250 Miles of the Majority of Stores Optimizing our Supply Chain: Expanded capabilities Leveraging system and data improvements to enable “computer-assisted ordering” (CAO) and create a more disciplined inventory management process Created DC capacity to support future growth: Opened new Southern CA DC & expanded TX DC Partnered with produce distributor to support mid-Atlantic growth Added ripening rooms in SoCal, TX, and Arizona DCs: Nearly all stores are now receiving Sprouts ripened fruit (bananas and avocados) compared to zero stores pre-2021 Benefits of Closer DCs: Efficiency Reduced miles on the road by 4% in 2023, while opening 30 new stores Service Reduced lead time 2 hour static delivery windows -- improving store labor planning Local farms Partnering with over 150 local farmers impacting 175 locally grown products representing more than 18% of total produce

INVESTING IN OUR TEAM MEMBERS >20% of team members promoted in 2023 Approximately 3,000 jobs created in 2023 More than 800,000 training hours completed in 2023 $19.68 Average pay rate for store team members(1) (1) As of December 31, 2023; for hourly store team members only

2022 ENVIRONMENT, SOCIAL & GOVERNANCE HIGHLIGHTS At the core of our identity is a genuine commitment to environmental sustainability. We are taking steps to reduce our carbon footprint and our natural resource intake while providing our customers with local, organic, and other sustainable food choices. We are diverting food from landfills and providing it to those in need. MTCO2e averted through food recovery programs CLIMATE 320 Sprouts brand products launched with How2Recycle logo polystyrene meat trays transitioned to recyclable PET trays pounds of plastic bags and film recycled from customer and in-store use PACKAGING & PLASTICS 2.5M landfill diversion rate 69% WASTE & RECYCLING FOOD WASTE RECOVERY 87% of food waste recovered, and donated equivalent to 27 million meals Food waste recovery rate 800k 51k tons of food and recyclables diverted from landfill 77k reduction in store carbon emissions per sq. ft. over a 2019 baseline 4%

2022 SUSTAINABLE & RESPONSIBLE SOURCING Millions of customers choose Sprouts because they can find products that are grown and produced in ways that are healthier for the planet and people. Our stores are stocked with a wide variety of organically grown, non-GMO, and plant-based options that lower the environmental impact of the food consumed. 100% of Sprouts Brand chicken and pork are raised without antibiotics 100% cage-free, pasture-raised, or free-range eggs Committed to improving chicken welfare in providing environmental enrichments by 2024, reduced stocking density by 2025, and allow for more humane processing, through CAS (controlled-atmosphere stunning), by 2026 $3.2B in sales of products with a social or environmental attribute 26% of total sales from organic products totaling nearly $1.6B in sales 100% of Sprouts Brand whole pork is from suppliers that utilize open-pen housing systems 250 local growers provide fresh seasonally grown produce 21% increase in less carbon intensive plant-based product sales 100% responsibly sourced seafood

2022 SOCIAL Providing safe and healthy food is at the core of our commitment to health and well-being. We collaborate with our team members, supply chain partners, community organizations, and industry experts to promote food safety, support workers’ rights, source responsibly, and develop a diverse and inclusive workplace. 5,400 safety audits completed 105,000 safety training hours completed 12% reduction in workers’ safety claims over the prior year TEAM MEMBER SAFETY $3.2M awarded local programs supporting youth nutrition education and food system equity 120 local non-profit partners supported in the communities we serve 8,400 new products launched in store 6,000 food safety audits completed 96 supplier food safety audits completed COMMUNITY IMPACT 1,600 new jobs created 24% team member promotion rate 51% female and 48% racially/ethnically diverse workforce 674,000 hours of in-store training delivered SAFE AND HEALTHY FOOD TEAM MEMBER DEVELOPMENT & INCLUSION

2022 GOVERNANCE We pride ourselves on operating with integrity, accountability, and transparency. Our ESG goals and initiatives are integrated throughout our business strategy, and strong oversight by our executive leadership team and Board of Directors ensures that the long-term interests of our stakeholders are factored into our decision making. 88% of board members are independent 25% of board members are female and 25% are racially/ethnically diverse Our board’s Risk Committee monitors our enterprise risk management program and provides oversight of our risks related to cybersecurity, critical systems, and environmental, social and governance  matters, among others. RISK MANAGEMENT Maintaining our customers’ and team members’ trust by safeguarding their personal data and respecting their privacy decisions is critical to our success. We did not experience any data breaches in 2022. We remain committed to exercising cybersecurity best practices. DATA PRIVACY & CYBER SECURITY COPORATE GOVERNANCE (1) Acting ethically and with integrity helps us maintain our reputation with our customers as a preferred shopping destination, as a safe and welcoming place to work with our team members, and as a responsible corporate citizen with our communities and stakeholders. Established Commitment to Human Rights with Board oversight that sets forth our high standards and expectations for human rights and fair labor in our operations and supply chain. ETHICS AND COMPLIANCE As of Jan 1, 2023

LONG-TERM STRATEGIC FINANCIAL TARGETS(1) Low Double-Digit Earnings Growth and Expansion of ROIC Cost to Build Reduced & Attractive New Store Economics ~10% unit growth(2) Low single digit comps Stable EBIT Margins off a Higher Base These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” Expect to open approximately 35 new stores in 2024

LOW-SINGLE-DIGIT COMPS TARGETS, WITH STABLE EBIT MARGINS(1) These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See Forward-Looking Statements.”See the appendix to this presentation for a reconciliation of EBIT margin to the comparable GAAP figure. KEY COMP DRIVERS Brand and marketing Innovative, differentiated products Omnichannel offering Better new store ramp with smarter promotional approach ALL STORES Smarter Promotions Improved Buying Improving Shrink Supply Chain Optimization Labor Productivity and Cost Management Headwinds from Labor & Benefit Costs & Ecommerce fees NEW STORES Reduction in Cost to Build (improved DA) Lower Rents driven by Smaller Boxes Less Efficient Operations during maturity ramp

NEW STORES’ STRONG PERFORMANCE: FOUR-WALL BOX TARGET ECONOMICS (1) EBITDA MARGINS (2) Break even year 1 Grows to a blended ~8% EBITDA Margins over the next 4 years These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets See “Forward-Looking Statements.” See the Appendix to this presentation for a reconciliation of EBITDA Margin to the comparable GAAP figure. SALES Box opens on average at $13M in year 1 annual sales Grows 20% to 25% over next the next 4 years CASH INVESTMENT $3.8M average new store build including CapEx, Inventory and Pre-opening expenses CASH ON CASH RETURN Low to mid thirties by year 5

STRONGER FOUNDATION: STRATEGIC INITIATIVES BEGINNING TO TAKE HOLD See the Appendix to this presentation for a reconciliation of adjusted diluted EPS to diluted EPS

STRUCTURALLY IMPROVED AND MAINTAINING THE MARGIN PROFILE (1) 2023 gross margin is presented on an adjusted basis. See the Appendix to this presentation for a reconciliation of gross margin to adjusted gross margin (2) See the Appendix to this presentation for a reconciliation of EBIT to adjusted EBIT - for 2022, adjustments to EBIT were immaterial; thus, only EBIT is presented.

IMPROVING ROIC: IN-LINE WITH STRATEGIC GOALS ROIC (1) ROIC is a non-GAAP measure defined as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income 2020 is presented on a 53-week basis (2)

STRONG BALANCE SHEET, ROBUST CASH FLOWS: Delivering Shareholder Value through Ongoing Share Repurchase Program (1) (2) ($ in mm) Capital expenditures are net of landlord reimbursement Excluding excise tax

FIND YOUR HEALTHY IN OUR ASSORTMENT OF FRESH, HEALTHY FOODS Sprouts delivers a unique farmers market experience: bringing together passionate, knowledgeable team members, and the best assortment of high-quality food that is both good for us and good for the world.

APPENDIX

EXECUTIVE MANAGEMENT TEAM WITH LEADING GROCERY & RETAIL EXPERIENCE Jack Sinclair Chief Executive Officer since 2019 Curtis Valentine Chief Financial Officer since 2024 (joined SFM in 2015) Scott Neal Chief Merchandising Officer since 2022 (joined SFM in 2020) Dustin Hamilton Chief Stores Officer since 2023 (joined SFM in 2021) Dave McGlinchey Chief Strategy Officer since 2022 (joined SFM in 2017) Brandon Lombardi Chief Legal Officer & Chief Sustainability Officer since 2012 Kim Coffin Senior VP, Chief Forager since 2022 (joined SFM in 2012) Joe Hurley Chief Supply Chain Officer since 2023 (joined SFM in 2019) James Bahrenburg Chief Technology Officer since 2023 (joined SFM in 2023) Timmi Zalatoris Chief Human Resources Officer since 2023 (joined SFM in 2017) Nick Konat President & Chief Operating Officer since 2022 Alisa Gmelich Senior VP, Chief Marketing Officer since 2022

APPENDIX The following table shows a reconciliation of adjusted gross profit to gross profit, adjusted gross margin to gross margin, EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the fiscal years ended Dec, 31, 2023, Jan 1, 2023, Jan 2, 2022, Jan 3, 2021, and Dec 29, 2019: SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) Includes approximately $3 million in Cost of sales related to store closures and our supply chain transition. Includes approximately $28 million in store closure and other costs, net primarily related to impairment charges and $6 million in Depreciation and amortization (exclusive of depreciation in cost of sales) for accelerated depreciation in connection with store closures, $9 million in selling, general and administrative expenses related to stores closures, our supply chain transition and acquisition-related costs, and $3 million in Cost of sales related to store closures and our supply chain transition. After-tax impact includes the tax benefit on the pre-tax charge. Includes professional fees related to strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. Includes direct costs associated with store closures or relocations. After-tax includes the tax benefit on the pre-tax charge.

APPENDIX The following table shows a reconciliation of ROIC to net income for the Company’s 2019, 2020, 2021, 2022 and 2023 fiscal years